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                                                                   Exhibit 10.21

                               LICENSE AGREEMENT

                                    CON 3.4

                             SEARS, ROEBUCK AND CO.

                               DEPARTMENT 702CDR

No part of this publication may be reproduced, stored in a retrieval system, or transmitted in any form or by any means - electronic, mechanical, photocopying, recording, or otherwise - without the permission of Department 702CDR Specialty Business Manager.

                              COMPANY CONFIDENTIAL
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          CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
        SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                               LICENSE AGREEMENT

      THIS LICENSE AGREEMENT (hereinafter referred to as "Agreement") is made this 1st day of AUGUST, 1990, by and between CARD MEMBER PUBLISHING CORPORATION, a(n) DELAWARE corporation (hereinafter referred to as "Licensee"), and SEARS, ROEBUCK AND CO., a New York corporation (hereinafter referred to as "Sears").

      WHEREAS, Licensee is desirous of selling various Product(s) to certain holders of the credit cards issued by Sears (hereinafter referred to as "Customers") marketed under various program(s) (hereinafter referred to as "Program");

      WHEREAS, this License Agreement will govern all Program(s) and the Rider(s), if any, will provide the specific information concerning each Program, if any;

      NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

DEFINITIONS

      1. The following words and phrases as used herein shall have the following meanings.

            a. "Backend Package" -- A Bounceback, Negative Option Plan and/or Speed-Up Letter, all of which are included in the definition of Product. Although a Backend Package may be different than Product as described in the Rider, if any, Backend Package is included in the definition of Product.

            b. "Bangtail" -- A return envelope mailed with the Customer's regular Sears billing statement which has a second flap that is perforated and designed for use as an order blank for purchase of Product

            c. "Bounceback" -- A solicitation enclosed with Product shipped to an Enrollee. Although the item offered on the Bounceback may be different than Product as described in the Rider, if any, the item offered on the Bounceback is included in the definition of Product.

            d. "Computerized Elimination of Duplicate Names" -- A process by which the names of persons in similar programs being operated by Licensee are removed from the list of Customers to whom a Solo Mailing Promotion will be made.
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            e.    "Continuity" -- The offering of Products for sale by Solo
                  Mailing Promotion as a series of small purchases rather than a one time purchase. Products have a common theme and are shipped at regular or specific time intervals.

            f. "Enrollee" -- Customer who purchases Product offered in the Continuity format.

            g. "Gross Sales" -- All revenue received for all sales of Product which arise out of operations hereunder including, but not limited to, sales arising out of referrals, contracts or recommendations obtained through operation hereunder.

            h. "Insert" -- Any document, except for Bangtails, included in a credit billing statement envelope mailed to Customers that promotes the Product.

            i. "Negative Option Plan" -- A contractual plan or arrangement, as governed under 16 C.F.R. 425 or other applicable statute(s) which may be in effect from time to time, under which Licensee periodically sends to Enrollees an announcement which identifies such plan, and the Enrollees thereafter receive and are billed for the Product identified in each such announcement, unless by a date or within a time specified by the Licensee with respect to each such announcement the Enrollees in conformity with the provisions of such plan, instruct the Licensee not to send the identified Product.

            j. "Net Sales" -- Gross Sales less returns and allowances, not to include shipping charges, handling charges, sales taxes or use taxes charged to Enrollees.

            k. "Postage" -- All postal permit costs, fees, address correction change expenses, stamps, return postage, and other charges for delivery and/or return of an item involving the Program.

            l. "Print Promotion" _- An Enrollee acquisition device using newspapers and magazines.

            m. "Product" -- is (are) described in Rider(s), if any, hereto and made a part hereof. Backend Packages, if any, are included in the definition of the Product.

            n. "Promotional Expense -- All direct costs relating to preparation of items involving the following functions and related costs: creative


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                  art and copy work, typesetting, printing preparation and
                  printing, batching and bundling, and lettershop expenses.

            o. "Rollout" - Marketing efforts, if any, which take place after a Test.

            p. "Solo Mailing Promotion" -- A mail solicitation which is delivered directly to an Enrollee that promotes Product.

            q. "Speed-Up Letter" -- An offer communicated to Enrollee(s) permitting the Enrollee to obtain Product within a shorter period of time than was originally described in the initial offer of Product.

            r.    "Test" -- The initial marketing effort.

THE PROGRAM

2.    a.    (1)   Sears hereby grants to Licensee the privilege of conducting and operating, and Licensee hereby agrees to conduct and operate, pursuant to the terms, provisions and conditions contained in this Agreement, the Program, which shall consist of the offering of Product in a Continuity format.

            (2) The Enrollee shall not be required to make any minimum number of purchases of Product. The Enrollee will have the option of returning any Product, in which event the Enrollee will not be obligated to purchase the Product.

THE DIRECT MARKETING METHOD

      b.    (1)   The direct marketing method used to solicit Enrollees for the
                  Program shall be limited to Solo Mailing Promotions and when and if agreed to by Sears, in its sole discretion, Inserts and/or Bangtails. The Program shall not use Print Promotions or other direct marketing methods including, but not limited to, television, radio, cable television, telemarketing, satellite communications, and other similar electronic media, unless otherwise agreed to in writing by both parties.

            (2) If the parties agree in writing to the use of electronic media, then Licensee will (a) use its best efforts to make certain that the programming during which the Product advertising appears will not cause Sears to incur damage to its goodwill, reputation, and/or customer relations, and (b) submit to Sears for review a copy of the script to be used in the electronic media. Sears review shall be consistent with the provisions of Paragraph


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                  5.b.(2)(b) hereof.

OTHER ITEMS OR SERVICES

      c. The offering of Product in conjunction with any other item, Backend Package, or service shall not be permitted, unless mutually agreed upon in writing by both parties hereto. Except as required by law or as mutually agreed upon by the parties hereto, materials and messages other than those referring to Product shall not be included with or placed on materials delivered by Licensee to Enrollees.

TERM

3. The term (hereinafter referred to as "Term") of this Agreement shall be for a period beginning on AUGUST 1, 1990, and ending at the close of business on JULY 31, 1991, or the last date of any Program which is described in a Rider(s), whichever is later, unless sooner terminated under any provision hereof.

SEARS SALES ACTIVITIES

4.    a.    Nothing in this Agreement shall prohibit Sears from offering advertising, selling and/or continuing to offer, advertise, and/or sell in any manner during the Term of this Agreement or any extension thereof, at any time to any of its customers, including those who may be Customers or Enrollees, items similar to or identical to Product.

AUTHORIZED ACTIVITIES

      b. Licensee represents and warrants that, during the Term of this Agreement unless otherwise agreed to by Sears in writing, Licensee shall perform only those services and engage in only those activities under any of Sears marks, as defined in Paragraph 23.a. hereof, as are expressly authorized herein. Sears represents and warrants that, during the Term of this Agreement unless otherwise agreed to by Licensee in writing, Sears shall perform only those services and engage in only those activities under Licensee's mark, as defined in Paragraph 24.a. hereof, as are expressly authorized herein.

TEST

5.    a.    The Test will consist of the mailing of direct mail solicitations.
            The quantity and timing therefor are specified in the Rider(s), if any, hereto.


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LICENSEE'S RESPONSIBILITIES FOR THE TEST

      b. Licensee will be responsible for the following functions and the related expenses of the Test.

            (1) The Licensee will manufacture or acquire all Product sold to the Enrollees. The Licensee will, to the extent necessary, negotiate and enter into royalty, purchase and other agreements with suppliers and others to obtain all rights necessary to allow Licensee to offer and sell the Product under this Agreement.

            (2)   The Licensee will:

                  (a) develop the initial offer and all direct mail promotional materials including copy and artwork for the initial offer and the Backend Package, if any; and

                  (b) deliver to Sears samples of all promotional artwork, advertising copy, correspondence, order forms, envelopes, brochures, catalogs, Product, Backend Package, and other materials, if any, to be mailed and/or delivered to Customers or Enrollees by Licensee at such time before publication or shipment to Customers or Enrollees which enables Sears to have a reasonable period of time to review such samples prior to publication or shipment to the Customers or Enrollees, as the case may be. Sears shall have the right to disapprove any sample insofar as the sample does not properly use Sears marks; may subject Sears to liability, loss of good will, damage to Sears reputation or Sears customer relations, may fail to adhere to the requirements of any Federal, State or local governmental rules, regulations and laws; or may fail to conform to community or Sears standards of good taste and honest dealing. Licensee hereby acknowledges the expense for any printing, preparation, or other commitment for items to be distributed to Customer(s) prior to Sears approval of the sample of said item is entirely at Licensee's risk.

            (3) With respect to Test formats, as may be agreed to by Sears and Licensee, the Licensee will:

                  (a)   for a Solo Mailing Promotion,

                        (i) print all promotional materials, including response vehicles for mail orders, for the initial offer and


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                              Backend Package, if any, and pay for all related
                              Promotional Expenses;

                        (ii) subject to Sears written approval, request in writing quantities of names and any special criteria for selection of the list of names and people who will be sent the solicitation (Licensee will be responsible for and pay for all charges for generation, refinement, and analyses of the list. Sears will invoice Licensee for these charges. The list shall be protected under the confidentiality provisions of Paragraph 32 hereof.);

                        (iii) arrange for Computerized Elimination of Duplicate
                              Names and any other refinement to the list provided to the Licensee prior to the generation of names to be mailed (Eliminated names, as well as names to which materials will be mailed, shall be protected under the confidentiality provisions of Paragraph 32 hereof.); and

                        (iv) mail all promotional materials, including response vehicles for mail orders, for the initial offer and Backend Package, if any, and pay for all Postage.

                  (b)   for Inserts, if any,

                        (i) print and deliver to Sears all promotional materials for the initial offer and pay for all related Promotional Expenses;

                        (ii) pay for all insertion costs incurred by Sears, including insertion costs for response vehicles for mail orders;

                        (iii) print all promotional materials, including
                              response vehicles for mail orders, for the Backend Package, if any and pay for all related Promotional Expenses;

                        (iv) mail all promotional materials, including response vehicles for mail orders, for the Backend Package, if any, and pay for all Postage.

                  (c)   for Bangtails, if any,


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                        (i)   provide Sears with lithographic color separations
                              in final one-piece negative form complete with proofs using the actual film furnished for the initial offer and pay for all related Promotional Expenses;

                        (ii) pay for all printing costs and insertion costs for mailings, including response vehicles for mail orders;

                        (iii) print all promotional materials, including
                              response vehicles for mail orders, for the Backend Package, if any, and pay for all related Promotional Expenses;

                        (iv) mail all promotional materials, including response vehicles for mail orders, for the Backend Package, if any, and pay for all Postage.

            (4) Licensee will perform all functions necessary to maintain day to day operations, including but not limited to:

                  (a) mailing negative option correspondence, if any, to Enrollees at specified intervals;

                  (b)   processing all Customer orders;

                  (c)   shipping Product at specified intervals;

                  (d) maintaining shipment records and change of address records as may be provided by Customers or Sears;

                  (e) providing Sears with appropriate cross reference and Enrollee information to enable Sears to fulfill Sears responsibilities under this Agreement (Licensee shall also provide Sears with billing detail, sales and use tax information, and other Enrollee information, as provided in Paragraph 19 of this Agreement, and as may be reasonably requested by Sears in the future.);

                  (f) forwarding to Sears all billing inquiries related to the Program or Sears, correspondence which is related to the Program or Sears, bill payments, and returned merchandise other than Product;

                  (g) providing Sears with the information requested by Sears which is necessary to resolve inquiries related to the Program;


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                  (h)   processing Customer or Enrollee returns, reimbursing
                        Customer or Enrollee for postage for returning the Product and for shipping and handling charges for delivery of said returned Product, and handling all matters related to Customer service, including maintaining Sears policy of Satisfaction Guaranteed; and

                  (i) reimbursing Customer or Enrollee, as appropriate, for all Postage, shipping and handling charges for all returns of Product.

SEARS RESPONSIBILITIES FOR THE TEST

      c. Except as otherwise provided, Sears will be responsible for the following functions and the related expenses of the Test.

            (1) Sears will provide a list, in tape or label format (as requested by Licensee), of names and addresses of Customers selected for the Test. The list will be refined to exclude Customers who live in Alaska, Hawaii, areas marketed by commissioned Sears Merchants and Agents, and foreign countries. As provided in Paragraph 5.b. (3) (a) (ii), Licensee will be responsible for and pay for all charges for generation, refinement, and non-Sears analyses of the list. The list shall be protected under the confidentiality provisions of Paragraph 32 hereof.

            (2) Sears will provide advice in analyzing the specific results of the Test.

            (3) Sears will institute systems for credit review for transactions over the prescribed floor limit.

            (4) Sears will provide billing service to the Enrollee as a one line entry, as part of Sears regular billing statement to the Enrollee, reflecting the total amount due by the Enrollee for Product.

            (5) Sears shall collect the amounts due from the Enrollee on behalf of Licensee as provided in Paragraph 17.c. hereof. Sears will make settlement with Licensee as provided in Paragraph 19 hereof.

            (6) Sears will provide Licensee with information concerning Enrollee cancellations, credits, adjustments and other transactions resulting from inquiries communicated to Sears units. All data transmitted to Licensee will include and be sequenced by the individual Enrollee account number.


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            (7)   With respect to sales to Enrollees who paid cash to Sears for
                  Product or who charged purchases on their Sears credit plan, Sears will collect all applicable sales or use taxes required by law and will file reports there for as required by law. Sears will withhold from settlement remittance to Licensee an amount equal to sales or use taxes payable on said sales.

            (8) With respect to the following Test formats, as may be agreed to by Sears and the Licensee, Sears will:

                  (a) for a Solo Mailing Promotion, have no additional responsibilities;

                  (b) for Inserts, if any, insert and mail the Insert and pay for all Postage to mail the initial offer (As provided for in Paragraph 5.b. (3) (b) (ii), Licensee will pay for all insertion costs. Sears will invoice Licensee for the insertion costs.); and

                  (c) for Bangtails, if any, Sears will (i) print promotional material for the initial offer from lithographic color separations provided by Licensee, and (ii) mail the Bangtail. As provided in Paragraph 5.b. (3) (c) (ii), Licensee will pay for all printing costs and insertion costs. Sears will invoice Licensee for the printing costs and the insertion costs. Sears will pay for all postage to mail the initial offer.

LICENSEE'S RESPONSIBILITIES FOR ROLLOUTS, IF ANY

6.    a.    For Rollouts, if any, Licensee will have the same responsibilities as provided for in Paragraphs 5.b. hereof.

SEARS RESPONSIBILITIES FOR ROLLOUTS, IF ANY

      b. For Rollouts, if any, Sears will have the same responsibilities as provided for in Paragraphs 5.c. hereof.

SEARS NOT OBLIGATED TO PURCHASE PRODUCT OR SURPLUS INVENTORY

7.    a.    Licensee hereby agrees to sell Product to Enrollees as provided by this Agreement. Sears has no obligation to purchase any minimum quantity of Product from Licensee, nor does Sears have any obligation to purchase or promote any surplus inventory of Product, which may exist after a Test or Rollout, if any.


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PRODUCT MUST BE MERCHANTABLE

      b. Said Product shall be merchantable and conform to applicable requirements of all Federal, State and local laws, any regulations issued pursuant to such laws, including but not limited to any Federal Trade Commission Rules, Guides or Orders.

SPECIFICATION

      c. The term "specification" as used herein, shall mean all, or any part of, the detailed description of Product. By agreeing to and using any such specification or any design, Product modification or other manufacturing or Product suggestion, whether originating with Sears or elsewhere, Licensee agrees that it adopts as its own, accepts full responsibility for, and relieves Sears of all responsibility for such specifications, design, modification or suggestion.

LICENSEE TO PROVIDE CERTIFICATES

      d. Licensee agrees to provide Sears with any applicable certificate(s) of compliance or guaranty(ies) of compliance with any statute, rule or regulation provided for or permissible therein and in such form as Sears may designate, covering Product sold to Enrollees by Licensee.

LICENSEE HAS SUFFICIENT INVENTORY

      e. Licensee represents and warrants that it has the Product in its inventory or it has written contract(s) with reputable manufacturers to provide said Product in quantities sufficient to meet anticipated Enrollee demand.

CUSTOMS DOCUMENTATION

      f. Licensee represents and warrants that (1) for all Product entering United States commerce from a foreign country, Licensee has or will obtain all U.S. Customs documentation necessary to have the Product enter United States commerce, and (2) it will take all necessary steps to have the Product legally enter the United States commerce.

PACKAGING

      g. Licensee, at its expense, shall provide adequate and appropriate packaging, packing, labeling, and shipping. Licensee shall comply with all packaging, packing, labeling and shipping requirements as provided in the Operating Guidelines, industry standards and/or established by applicable laws, regulations, carrier tariffs and classifications.


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SHIPPING OF PRODUCT

      h. Licensee shall ship Product to Enrollees who order the Product, except that (1) Licensee shall immediately cease shipping Product to any Enrollee after such time as Licensee has received written notification from Sears to cease shipping Product to that Enrollee; and (2) Licensee shall immediately cease shipping Product to any Enrollee who notifies Licensee that such Enrollee does not desire to receive the Product. Licensee shall not receive any payment from Sears or the Enrollee for Product shipped to any Enrollee after such time as Licensee has received written notification from Sears or Enrollee(s) to cease shipping Product to such Enrollee(s).

SYSTEMS COMPATIBILITY

8. Both parties agree that they will jointly provide whatever technical expertise is required to assure systems compatibility and accurate data transfer. Both parties will establish whatever reasonable systems and procedures that are necessary to assure such compatibility and accurate transfer of data. Licensee agrees to bear expense for using third party data processing as may be recommended by Sears and agreed to by Licensee. Licensee agrees that Sears shall not be liable for any loss suffered by or any damage to Licensee or any property of Licensee actually or allegedly, directly or indirectly, arising or resulting from or connected with third party data processing.

OPERATING GUIDELINES

9. In performing their obligations under this Agreement, the parties will follow operating procedures set forth in the Operating Guidelines. If there is any conflict between the provisions of this Agreement and the Operating Guidelines, then the provisions of this Agreement shall govern.

FACILITIES AND EQUIPMENT

10. Licensee, at its expense, shall provide all facilities and equipment as may be necessary and proper for the conduct of its obligations pursuant to this Agreement. Sears, at its expense, shall provide all facilities and equipment as may be necessary and proper for the conduct of its obligations pursuant to this Agreement.

PERMITS, LICENSES

11.   a.    Licensee, at its expense, shall obtain all permits and licenses which may be required under any applicable Federal, State or local law, ordinance, rule or regulation by virtue of any acts performed by Licensee in the performance of this Agreement, and Licensee shall in the conduct of its


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            business and in the performance of this Agreement comply fully with all applicable Federal, State and local laws, ordinances, rules and regulations, including without limiting the foregoing, compliance with all rules and regulations of the Federal Trade Commission.

      b. If Licensee does not own the Licensee's mark, which is described in Paragraph 24.a. hereof, or any non-Sears copyrighted materials; then Licensee will provide Sears with a letter(s) from the owner(s) of said mark and/or said non-Sears copyrighted materials granting Licensee and Sears, individually, permission to use the mark and/or said non-Sears copyrighted materials in this Program. Said letter shall be delivered to Sears concurrently with the execution and delivery of this Agreement.

FEES, TAXES

12.   a.    With respect to sales to Enrollees who paid cash to Sears for
            Product or who charged purchases on their Sears credit plan, Sears will collect all applicable sales or use taxes required by law and will file reports therefor as required by law. Sears will withhold from settlement remittance to Licensee an amount equal to sales or use taxes payable on said sales.

      b. Except as otherwise provided in this Paragraph, Licensee, at its expense, shall pay and discharge all license fees, business, use, gross receipts, income, property or other similar or different taxes or assessments which may be properly charged or levied upon Licensee by reason of anything performed under this Agreement, excluding, however, all taxes and assessments applicable to Sears income or applicable to Sears property.

TELEPHONE NUMBERS

13. All published telephone numbers designating an identity with Sears, if any, used in connection with the Program shall be separate from the telephone numbers used by Licensee in its other business operations, if any, and such numbers shall be deemed to be the property of Sears so that upon termination of this Agreement for any reason, Licensee shall cease to use such Sears telephone numbers and at Sears option shall transfer such telephone numbers to Sears. These numbers will be protected under the provisions of Paragraph 26 hereof.

PUBLICITY

14. Neither licensee nor Sears will issue any publicity or press release regarding its contractual relations with the other party hereunder or regarding other party's


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      activities hereunder without obtaining the other party's prior written approval and consent to such release.

CUSTOMER ADJUSTMENTS

15. All of the services performed by Licensee in connection with the Program shall be up to a high standard of workmanship and all Product sold in connection with the Program shall be of high quality. Licensee shall at all times maintain the general policy of satisfaction of Customers and/or Enrollees and shall adjust all complaints of and controversies with Customers and/or Enrollees with respect to said sales made under this Agreement. Such adjustments, if any, shall include reimbursing the Customer or Enrollee for postage for returning the Product and for shipping and handling charges for delivery of said returned Product. In any case in which said adjustment is unsatisfactory to the Customer and/or Enrollee, Sears shall have the right, at Licensee's expense, to make such further adjustment as Sears may deem necessary under the circumstances and any adjustment made by Sears, even when in excess of the sales price of the Product in question, shall be conclusive and binding upon Licensee and Licensee shall abide by and comply with such adjustment. Licensee shall maintain and make available to Sears the files pertaining to Customer and Enrollee complaints and their adjustment. Sears may deduct the amount of any such adjustments as provided in Paragraph 19 hereof.

EMPLOYEE DISCOUNT

16. Licensee shall inform Sears, National Manager, Direct Response Marketing, D/702CDR, 900 Skokie Blvd., Northbrook, IL 60062, in writing, of all details concerning; discounts, if any, that Licensee intends to offer to Sears employees. Licensee shall also notify said National Manager, in writing, of any offering, change, or discontinuance of said discount at least thirty (30) days prior to said offering, change, or discontinuance.

CREDIT SALES

17.   a.    It is intended that payment for all sales made by Licensee hereunder shall be made only on credit. All such sales shall be made with the approval of the Sears Credit Manager designated by Sears and made on such of Sears regularly established credit plans as may be first approved by such Sears Credit Manager. The approval of such Sears
            Credit Manager shall be required for each individual credit sale; or a blanket "floor" approval may be granted for sales below a specified amount. Sears will determine the floor approval amount.
            Neither party will encourage cash sales, but in the event that payment for a sale is made in cash, the transaction will be handled in the manner prescribed in the Operating Guidelines.


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FINANCE CHARGES

      b. No part of the finance charges which may be made by Sears in connection with any credit sale shall be payable to or credited in any way to Licensee, and Licensee shall not be responsible for or charged with credit losses on such credit sales that have been authorized by Sears.

COLLECTION

      c. Sears will collect all amounts due from Enrollees on behalf of Licensee. Licensee shall not be responsible for the collection of any accounts due with respect to credit sales authorized by Sears and checks received from Enrollees. However, Licensee shall be responsible for losses, including the Gross Sales amount plus applicable sales tax or use tax, shipping and handling charges, and credit finance charge accrued, if any, resulting from unauthorized credit sales.

DEL CREDERE AGENT

      d. Any losses sustained by Sears as a result of non-payment of checks, Sears credit plan, or otherwise, shall be borne by Sears as del credere agent.

CONSIDERATION

18.   a.    In consideration of the performance by Sears of its responsibilities as provided in this Agreement and in consideration of the privileges granted to Licensee to operate hereunder, Sears shall receive a commission as specified in the Rider(s), if any, hereto. Prior to initiating a subsequent Test(s) or Rollout(s), if any, Sears and Licensee shall mutually determine in writing whether the mailing is a Test or Rollout, if any.

      b. Licensee shall receive the balance of Net Sales plus charges for shipping and handling, as provided in Paragraph 19. Notwithstanding the foregoing, Sears will remit to Licensee said balance less any amounts for which Sears is entitled a credit, including credits pursuant to the provisions of Paragraph 15 hereof.

SETTLEMENT

19.   a.    At the end of each week, Licensee will provide Sears with (1)
            magnetic tapes of sales and return activities for the preceding week, which tapes shall be in the format specified in the Operating
            Guidelines, (2) an invoice for the amount due to Licensee for shipments made during the


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            preceding week, (3) a credit memo for any amounts for which Sears is entitled a credit, including credits pursuant to the provisions of Paragraph 15 hereof, (4) copies of evidence of shipment to Enrollees, as provided for in the Operating Guidelines, (5) documents required for processing of sales made on Sears regularly established credit plans, as described in Paragraph 17.a. hereof,
            (6) any other documentation required in the Operating Guidelines, and (7) any other documents reasonably requested by Sears. The amount due to the Licensee will be paid by Sears within thirty (30) days after receipt of invoice.

      b. At the end of each calendar month, Licensee will provide Sears with a report in the form of Exhibit A, a copy of which is attached hereto and made a part hereof.

AUDIT RIGHT

20. Licensee shall keep and maintain books and records which accurately reflect the sales, shipments, and other operations of Licensee under this Agreement. Said books and records shall be kept and maintained according to consistently applied standard and accepted accounting practices. Sears has the right to review and audit the Licensee's books and records relating to the Program at any reasonable time.

ADDRESS

21. All promotions made to Customers and/or Enrollees under the Program and all response vehicles for mail orders will carry Sears name and the address specified in the Rider(s), if any, hereto.

TITLE TO PRODUCT

22. Product shall be held by Licensee without risk or expense to Sears or Enrollees pending shipment by Licensee pursuant to shipping instructions. Title to Product shall not pass to Enrollee until Product is delivered to the Enrollee.

SEARS TRADEMARKS, TRADE NAMES, SERVICE MARKS

23.   a.    Licensee agrees that it will use the name "Sears" and any of Sears trademarks, trade names or service marks (herein collectively called
            "Sears marks") only in connection with the conduct and operation of the Program under this Agreement. Licensee expressly recognizes and acknowledges that the use of Sears marks shall not confer upon Licensee any proprietary rights to any such Sears marks. Upon expiration or upon termination of Licensee's right to use Sears marks for any cause, Licensee shall immediately cease all use of all such Sears marks and will not use any such Sears marks thereafter. Licensee agrees not to question, contest or challenge the ownership by Sears of any such right, title or interest in any such mark, except the right to use the same pursuant to the terms and conditions of this Agreement, and will not seek to register the same. Licensee agrees that upon expiration or termination of rights to use Sears marks pursuant to this Agreement for any cause or without cause, Licensee will execute all necessary or appropriate documents to confirm Sears said ownership or to transfer any rights it may have acquired from Sears.

      b. Other than with respect to Licensee mark (as hereinafter defined), Licensee acknowledges that Sears may register any and all of the trademarks, service marks or trade names for the Program under this Agreement in its own name, and that Licensee's use thereof shall inure to the benefit of Sears for such purpose, as well as for other purposes. Licensee shall cooperate in any such registration by Sears or application thereof.

      c. Licensee recognizes that each of Sears marks possesses a special, unique and extraordinary character which makes it difficult to assess the monetary damage which Sears would sustain in the event of unauthorized use. Licensee expressly recognizes and agrees that irreparable injury would be caused to Sears by such unauthorized use and agrees that preliminary or permanent injunctive relief would be appropriate in the event of breach of this Paragraph by Licensee provided that such remedy shall not be exclusive of other legal remedies otherwise available.

      d. Licensee agrees that if it receives knowledge of any manufacture or sale by anyone else of products or services, if any, offered under the Program as would be confusingly similar in the minds of the public and which bear or are promoted in association with any of Sears marks, or any names, symbols, emblems, designs or colors which would be confusingly similar in the minds of the public, Licensee will promptly notify Sears. Sears shall have the sole right, at its expense, to take such action with respect thereto as it determines, in its sole discretion, is appropriate. Licensee undertakes to reasonably cooperate and assist in such protest or legal action at Sears expense. Licensee shall not undertake such protest or legal action on its own behalf without first securing Sears written permission to do so. In the event Sears shall permit Licensee to undertake such protest or legal action, such protest or legal action shall be at Licensee's expense. Sears agrees to cooperate and assist reasonably therein at Licensee's expense. For the purposes of the foregoing, expenses shall include reasonable attorneys' fees. All recovery in the form of legal damages or settlement shall belong to the party bearing the expense of such protest or legal action. Licensee agrees that upon expiration or termination of Licensee's rights to use Sears marks pursuant to this Agreement for any cause, that nothing in this Agreement shall be construed as to bar Sears from protecting its rights to the exclusive use of its trademarks, service marks or trade names against infringement thereof by any party or parties, including Licensee.

LICENSEE'S TRADEMARK, TRADE NAME

24.   a.    Licensee hereby grants to Sears the privilege of using the trademark or trade name, as specified in the Rider(s), if any, hereto (herein called "Licensee's mark") and any of Licensee's rights therein only in connection with the conduct and operation of the Program under this Agreement. Sears expressly recognizes and acknowledges that the use of Licensee's mark in the Program shall not confer upon Sears any proprietary rights to Licensee's mark; however, this Agreement does not create for Sears or the Licensee any greater rights in Licensee's mark than existed prior to the execution of this Agreement, specifically Sears may use any Licensee's mark which is descriptive or generic or which is later found to be descriptive or generic to the same extent that the general public may use
            Licensee's mark. Upon expiration or upon termination of Sears rights to use Licensee's mark for any cause, Sears shall immediately cease all use of Licensee's mark and will not use any such Licensee's mark thereafter. Sears agrees not to question, contest or challenge the ownership by Licensee of Licensee's mark during the Term of this Agreement or thereafter. Sears will claim no right, title or interest in Licensee's mark, except the right to use the same pursuant to the terms and conditions of this Agreement, and will not seek to register the Licensee s mark. Sears agrees that upon expiration or termination of rights to use Licensee's mark pursuant to this Agreement for any cause or without cause, it will execute all necessary or appropriate documents to confirm Licensee's said ownership or to transfer any rights it may have acquired from Licensee.

      b. Sears recognizes that Licensee's mark possesses a special, unique and extraordinary character which makes it difficult to assess the monetary damage which Licensee would sustain in the event of unauthorized use. Subject to the provisions of Paragraph 24.a., Sears expressly recognizes and agrees that irreparable injury would be caused to Licensee by such unauthorized use and agrees that preliminary or permanent injunctive relief would be appropriate in the event of breach of this Paragraph by Sears provided that such remedy shall not be exclusive of other legal remedies otherwise available.

STANDARDS

25. Licensee shall provide Sears with copies of its written procedures/policies establishing minimum standards of quality and/or performance for this Program. Licensee shall immediately advise Sears of any changes in said standards. Licensee agrees to observe no less than said minimum standards of quality and/or performance. Licensee agrees that Sears has the right to visit offices, work sites and/or other places of business involving the Program at any reasonable time and upon ten (10) days prior notice for the purpose of verifying Licensee's compliance with said standards of quality and/or performance.

COPYRIGHT NOTICES

26. Sears shall have sole copyright ownership in (a) any format and/or materials which are prepared exclusively for Sears, (b) the word "Sears," any Sears mark, or any picture or reference to any product having a Sears trademark or (c) any design, format or materials or part thereof that are listed by Sears on a Rider as having originated with Sears. Licensee shall have the sole copyright ownership of any format and materials prepared by Licensee, not including any items covered by categories (a) through (c) in the preceding sentence.

      Licensee shall not use the materials and format prepared for distribution under this Agreement and other programs, without first deleting therefrom any Sears trademark, the word "Sears," any picture or illustration which depicts a Sears trademark or any other material that is specifically listed in a Rider by Sears or which was prepared exclusively for Sears.

      Licensee and Sears agree to the use of a Sears copyright notice and a Licensee s copyright notice on all printed materials prepared for distribution under this Agreement. Such notices shall indicate the appropriate copyright ownership between the parties as stated above.

EMPLOYEES

27.   a.    (1)   Licensee shall have no authority to employ persons on behalf of Sears and no employees of Licensee shall be deemed to be employees or agents of Sears, said employees at all times shall remain Licensee's employees. Licensee shall have the sole and exclusive control over its labor and employee relations policies and policies relating to wages, hours, working conditions, or conditions of its employees. Licensee shall have the sole and exclusive right to hire, transfer, suspend, lay off, recall, promote, assign, discipline, adjust grievances and discharge said employees, provided, however, that at any time Sears so requests, Licensee will give consideration to the transfer from the Program of any employee who is objectionable to Sears for reasons of health, safety and/or security of Enrollees, Customers, employees or merchandise and/or whose manner impairs Sears customer relations.

            (2) Licensee agrees to assume complete responsibility for all salaries and other compensation of all Licensee's employees and will make all necessary salary deductions and withholdings from said employees' salaries and other compensation, and assumes full responsibility for the payment of any and all contributions, taxes and assessments and agrees to meet all other requirements of the Federal Social Security and Federal and State Unemployment Compensation and Federal, State and Local Withholding of Income Tax Laws and all salary and other compensation of said employees.

            (3) Licensee further agrees and warrants that Licensee will comply with any other Federal or State or local law or regulation regarding compensation, hours of work, or other conditions of employment, including, but not limited to, Federal or State laws or regulations regarding minimum compensation, overtime and equal opportunities for employment to the extent they are applicable to Licensee, and terms of the Federal Civil Rights Act and the Federal Labor Standards Act, to the extent they are applicable to Licensee.

      b. Licensee agrees and warrants that said employees, while working in connection with this Agreement, will comply with any and all Federal, State and local laws, regulations and ordinances applicable to Licensee.

INDEPENDENT CONTRACTOR

28. Licensee shall operate in the capacity of an independent contractor and nothing contained in or performed pursuant to this Agreement shall be construed as creating an agency (except Sears shall be a del credere agent as discussed in Paragraph 17.d.) partnership, or joint venture. Except as may be otherwise expressly provided in this Agreement, neither party shall become bound by any representation, act or omission of the other party hereto.

PURCHASES

29. Licensee will not make any purchases or incur any obligation or expense of any kind in the name of Sears.

          CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

INSURANCE

30.   a.    Licensee, at its expense, hereby agrees and covenants that it shall obtain and maintain during the Term of this Agreement the following policies of insurance from companies satisfactory to Sears, containing provisions satisfactory to Sears, and adequate to fully protect Sears as well as Licensee from and against any and all claims, demands, actions, liabilities, damages, losses, costs and expenses arising out of the subjects covered by such policies of insurance:

            (1) Workers' Compensation Insurance containing a waiver of subrogation in favor of Sears executed by the insurance company and covering all costs, benefits and liability under State Workers' Compensation and similar laws which may accrue in favor of any person employed by Licensee, and Employer's Liability Insurance with limits of not less than **********;
            (2) Comprehensive General Liability Insurance including, but not limited to, coverage for product liability, with a broad form vendor's endorsement in favor of Sears for all Product and materials relating to this Agreement, and personal injury with limits of not less than ********** combined single limits for bodily injury and property damage per occurrence;
            (3) Contractual Liability Insurance specifically endorsed to cover the indemnity provisions of this Agreement with limits of not less than ********** combined single limits for bodily injury and property damage per occurrence;
            (4) Motor Vehicle Liability Insurance with a Non-Ownership Liability Endorsement in Licensee's name covering all vehicles used in connection with Licensee's operations under this Agreement with limits of not less than ********** combined single limits for bodily injury and property damage per occurrence; and
            (5)   (a)   For the Test, Umbrella Excess Liability Insurance
                        including, but not limited to, product liability, blanket contractual liability, personal injury and advertising liability with limits of not less than ********** combined single limits for bodily injury and property damage per occurrence; and
                  (b)   For the Rollout, if any, Umbrella Excess Liability
                        Insurance including, but not limited to, product liability, blanket contractual liability, personal injury and advertising liability with limits of not less than ********** combined single limits for bodily injury and property damage per occurrence.

SEARS TO BE NAMED AS ADDITIONAL INSURED

      b. Each insurance policy obtained by Licensee shall name Sears as an additional insured and shall contain a severability of interest/cross liability endorsement. Each policy obtained by Licensee shall expressly provide that it shall not be subject to change or cancellation without at least thirty (30) days prior written notice to Sears. Licensee shall furnish Sears with copies of the policies required to be maintained by Licensee by Paragraph 30.a.(1), (2), (3), (4), and (5) or certificates thereof concurrently with the execution and delivery of this Agreement. If Licensee obtains additional insurance, then Licensee shall have Sears named as an additional insured on each of said insurance policies without any charge to Sears. In order to avoid conflicts between insurance companies, Licensee shall use its best efforts to have all policies of insurance obtained by Licensee issued by one
            (1) insurance company.

ADEQUATE PROTECTION

      c. If, in Sears opinion, such policies do not afford adequate protection for Sears, then Sears will so notify Licensee. If Licensee does not furnish evidence of additional coverage within thirty (30) days of such notice, then Sears, at its option but without limitation of any other rights or remedies, shall have the right to obtain such additional insurance at the expense of Licensee.

APPROVAL OF POLICY

      d. Any approval by Sears of any insurance policies or additional insurance obtained by Sears shall not relieve Licensee of any responsibility hereunder including, but not limited to, claims in excess of limits described above.

INDEMNIFICATION

31. Licensee agrees that it will protect, defend, hold harmless and indemnify Sears, its successors, assigns, directors, officers and employees, and their respective heirs and representatives from and against any and all claims, demands, actions, liabilities, damages, losses, fines, penalties, costs and expenses (including attorneys' fees) of any kind whatsoever (including without limitation of the foregoing, those relating to actual or alleged death of or injury to person and damage to property) , actually or allegedly, directly or indirectly, arising or resulting from or connected with (a) Licensee's performance or failure of performance of this Agreement; (b) any Product;
      (c) Licensee carrying out its functions hereunder including, but not limited to, all allegations that Product, materials, and/or communications prepared by or distributed by or through Licensee constitute: (1) libel, slander, and/or defamation; (2) patent infringement, trademark infringement or dilution, unfair competition, or infringement of any statutory copyright, common law right, title or slogan; (3) piracy, plagiarism, the misappropriation of another's ideas or unfair competition; and/or (4) invasion of rights of privacy or rights of publicity; (d) all purchases, contracts, debts and/or obligations made by Licensee; (e) the omission or commission of any act, lawful or unlawful, by Licensee or any of Licensee's agents or employees, whether or not such act is within the scope of employment of such agents or employees; (f) the failure of Licensee or this Agreement to comply with any applicable law, ordinance, rule or regulation; (g) inquiries and/or investigations of any governmental agency; (h) the alleged negligence of Sears; and/or (i) the failure of Licensee to comply with any provisions of this Agreement. Notwithstanding anything contained in the foregoing, Licensee shall not be liable for damage to third parties which is caused by the active and primary negligence of Sears, its agents or employees.

CUSTOMER LISTS AND INFORMATION

32. Licensee shall not reproduce, release or in any way make available or furnish, either directly or indirectly, to any person, firm, corporation, association or organization at any time, any Customer or Enrollee lists and/or information concerning any Customer or Enrollee receiving any promotional mailings, Product, or materials under this Agreement, and upon demand by Sears and/or termination of this Agreement for any reason Licensee shall immediately deliver to Sears all copies of lists and information relating to said Customers or Enrollees. All papers, tapes, discs and other retention or storage items bearing such lists and information shall be and remain the property of Sears. Licensee agrees not to use said lists and information concerning the Customers or Enrollees in any manner except the performance of this Agreement. Licensee shall at all times maintain any lists and information relating to the Customers or Enrollees physically separate and distinct from any lists and information Licensee may maintain that are unrelated to this Agreement. Licensee shall protect all such lists and information from destruction, loss or theft during the Term of this Agreement and until such lists and information are delivered to Sears. Notwithstanding the foregoing, Licensee may maintain and utilize copies of that portion of said information consistent with Paragraph 42 hereof. Thereafter, Licensee shall immediately deliver said lists and information to Sears.

STRICT CONFIDENCE

33.   a.    Licensee agrees to hold in strict confidence and will not utilize otherwise than in connection with the performance of its obligations under this Agreement all information with respect to Sears operations, plans and programs furnished by Sears or which become known to Licensee because of services rendered under this Agreement by Licensee.

      b. Licensee expressly recognizes that irreparable injury would be caused to Sears by any unauthorized use of confidential information and agrees that preliminary or permanent injunctive relief would be appropriate in the event of breach of this Paragraph by Licensee.

NO ASSIGNMENTS

34. This Agreement is not transferable or assignable by Licensee in whole or in part without prior written consent of Sears. If Licensee transfers, assigns or attempts to transfer or assign this Agreement or any part thereof, expressly or by operation of law without prior written consent of Sears, then Sears, at its option, may immediately terminate this Agreement without any notice whatsoever. The sale of Licensee's business or any other transaction which shifts the rights to another controlling interest shall be such a transfer.

DEFAULT BY LICENSEE

35.   a.    If (1) Licensee does not have Product, which is merchantable and conforming to specifications, ready for shipment in the quantities and at the times specified; (2) it should be alleged that Product infringes any patent, trademark or copyright, or was manufactured or was to be sold in violation of any statute, ordinance or administrative order, rule or regulation; (3) Licensee shall refuse to furnish appropriate guaranties to protect Sears as permitted by law, rule or regulation; (4) any bankruptcy or insolvency proceedings should be commenced by or against Licensee or a substantial part of the property of Licensee passes into the hands of any receiver, assignee, officer of the law or creditor; (5) the Licensee admits, in writing, its inability to pay its debts as they become due; (6) Licensee vacates, abandons, or ceases to operate under this Agreement; or (7) Licensee otherwise fails to comply with any material provision or condition of this Agreement and fails to cure such default after fifteen (15) days written notice from Sears;
            then, in any such event, Sears shall have the right immediately to terminate this Agreement without affecting any other rights or remedies which Sears may have by reason thereof.

      b. If Sears, in its opinion, determines that the number of complaints involving the Product or Licensee is excessive, then Sears shall notify Licensee. Notwithstanding the provisions of Paragraph 35.a.(7), if Licensee fails to provide Sears with adequate assurance, as determined solely by Sears and within fifteen (15) days after notice to Licensee, that the issue(s) involving complaints has (have) been resolved to Sears satisfaction, then Sears may immediately terminate this Agreement.

DEFAULT BY SEARS

36.   a.    If (a) any bankruptcy or insolvency proceedings should be commenced by or against Sears, or a substantial part of the property of Sears passes into the hands of any receiver, assignee, officer of the law or creditor; (b) Sears is unable to pay its debts as they come due;
            (c) Sears vacates, abandons or ceases to operate under this Agreement; or (d) Sears fails to comply with any material provision or condition of this Agreement and fails to cure such default after fifteen (15) days written notice from Licensee; then, in any such event, Licensee shall have the right immediately to terminate this Agreement without however affecting any other rights or remedies which Licensee may have by reason thereof.

WAIVER

37.   a.    No waiver of any provision or breach shall be implied by failure to enforce any rights or remedy herein provided, and no express waiver shall affect any provision or breach other than that to which the waiver is applicable and only for that occurrence.

CUMULATIVE REMEDIES

      b. All rights and remedies are cumulative, and the exercise of any right or remedy herein provided shall be without prejudice to the right to exercise any other right or remedy provided herein, by law, or by equity.

SEVERABILITY

      c. The invalidity or unenforceability of any provision of this Agreement shall not affect or impair the enforcement of any other provision, and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

EXCUSED PERFORMANCE

      d. Neither party shall be liable for any failure, inability or delay to perform hereunder, if such failure, inability or delay is due to an act of God, war, strike, lockout, labor disturbance, social conflict, fire, explosion, or sabotage. If Licensee's performance shall be prevented, delayed or materially impaired by any such cause, then Sears may elect to suspend this Agreement, in whole or in part, so long as such situation continues, but without thereby effecting an extension of its Terms.

MUTUAL RIGHT OF TERMINATION

38. Either party herein shall have the right to terminate this Agreement and/or any Rider without cause, without penalty and without liability for any damages as a result of such termination, at any time by giving to the other party at least ninety (90) days prior written notice of such termination.

FUTURE OBLIGATIONS

39.   a.    Licensee shall have no right or interest in future contracts with
            Sears relating to any operation similar to that under this Agreement, and Sears may, without incurring any liability to
            Licensee:

            (1) enter into an agreement for the operation of a similar business with any person or organization Sears chooses, including, but not limited to, Licensee or any of Licensee's counterparts,

            (2)   directly operate a similar business itself, or

            (3)   completely terminate the operation of the business.

      b. Licensee acknowledges that in arriving at the commission rate hereunder it was taken into consideration that all Customer and Enrollee lists and Customer and Enrollee information, as described in Paragraph 32 hereof, and goodwill generated by the operation under this Agreement shall be owned by Sears and inure completely to the benefit of Sears and that Licensee has no right or interest in said Customer and Enrollee lists, Customer and Enrollee information and goodwill.

NOTICES

40. All notices herein provided for or which may be given in connection with this Agreement shall be registered mail with postage prepaid and return receipt requested. If any such notice be given by Licensee to Sears, it shall be addressed to:

                             SEARS, ROEBUCK AND CO.
                             Attention: Specialty Business Manager
                                    D/702CDR

                             900 Skokie Blvd.
                             Northbrook, IL 60062

                  with copies to:

                       SEARS, ROEBUCK AND CO.
                       Attention:  Director of Merchandising
                                   Department 702CDR
                       900 Skokie Blvd.
                       Northbrook, IL 60062

and if given by Sears to Licensee, such notice shall be addressed to:

                       CARD MEMBER PUBLISHING CORPORATION
                       Attention:  President
                       655 Washington Blvd., Suite 806
                       Stamford, CT  06901

and such notices, if sent by United States mail, shall be deemed to have been given when deposited in the United States mail.

REPRESENTATIONS CONCERNING AMOUNT OF BUSINESS

41.   a.    It is understood that no promises or representations whatsoever have been made as to the potential amount of business Licensee can expect at any time during the Term of this Agreement. Licensee represents and warrants that Licensee is solely responsible for any expenses incurred by it related to this Agreement and agrees that Sears shall not be obligated for any expense incurred by Licensee in connection with any increase in the number of Licensee's employees or expenditures made by Licensee for additional facilities or equipment.

      b. It is understood that no promises or representations whatsoever have been made as to the potential amount of business Sears can expect at any time during the Term of this Agreement. Sears represents and warrants that Sears is solely responsible for any expenses incurred by it related to this Agreement and agrees that Licensee shall not be obligated for any expense incurred by Sears in connection with any increase in the number of Sears employees or expenditures made by Sears for additional facilities or equipment.

ADDITIONAL REPRESENTATIONS AND WARRANTIES

      c.    (1)   Licensee represents and warrants to Sears that (a) Licensee has the right to sell and provide Product as provided hereunder and to perform all actions required of Licensee hereunder, (b) the quality of Product and other services provided by Licensee hereunder shall be equivalent to the quality of product and services provided by Licensee in similar programs, if any, (c) it will not discriminate against Customers or Enrollees hereunder and therefore the prices charged to Enrollees for Products and services hereunder will not be greater than the prices charged by Licensee in similar programs, if any, and
                  (d) all billing detail and other information provided to Sears hereunder will be accurate.

            (2) Sears represents and warrants to Licensee that Sears has the right to perform all actions required of Sears hereunder.

COMPLETION OF OUTSTANDING ORDERS

42. In the event this Agreement is terminated or expires and if requested in writing by Sears, Licensee shall faithfully and promptly fulfill all orders received from Enrollees prior to the effective date of such termination or expiration consistent with the provisions of this Agreement, and Sears shall be obligated to faithfully and promptly pay to Licensee the amount it has agreed to pay hereunder with respect to such orders.

PRICES

43. Nothing contained in this Agreement shall be construed as giving Sears any right or power to affect or control the prices at which Product and services shall be offered, said right and power being retained by Licensee.

PARAGRAPH HEADINGS

44. The Paragraph headings in this Agreement have been placed thereon for the mere convenience of the parties and shall not be considered in any construction or interpretation of this Agreement.

GOVERNING LAW

45. This Agreement shall be interpreted and governed by the internal laws of the State of Illinois.

ENTIRE AGREEMENT

46. This Agreement sets forth the entire agreement and understanding between the parties with respect to the subject matter hereof. This Agreement shall not be supplemented, modified or amended except by a written instrument signed by a duly authorized officer of Licensee and by a duly authorized representative of Sears, and no other person has or shall have the authority to supplement, modify or amend this Agreement in another manner.

      IN WITNESS WHEREOF, the parties have signed this Agreement as of the day and year first above written by their proper officers or representative duly authorized thereunto.

                                           SEARS, ROEBUCK AND CO.

                                           By: /s/ E. Vachel Pennebaker
                                              ----------------------------------

                                           Title: Vice President
                                                 -------------------------------

ATTEST:  (AFFIX SEAL)                      CARD MEMBER PUBLISHING
                                           CORPORATION

__________________________                 By: Gary Johnson
Secretary                                     ----------------------------------
                                           Title: President
                                                 -------------------------------

                         AMENDMENT TO LICENSE AGREEMENT

      THIS AMENDMENT TO LICENSE AGREEMENT is made and entered into effective January 1, 1995, by and between Sears, Roebuck and Co., a New York corporation (hereinafter "Sears"), and CARDMEMBER PUBLISHING CORPORATION, a(n) DELAWARE corporation (hereinafter "Licensee").

      WHEREAS, Sears and Licensee entered into that certain License Agreement dated the 1st day of August, 1990, as the same may have been heretofore amended and/or extended (hereinafter "License Agreement");

      WHEREAS, Sears and Licensee want to amend the License Agreement as set forth herein;

      NOW, THEREFORE, in consideration of the mutual covenants set forth herein and in the License Agreement, the parties agree as follows:

      1. The following definition is added to Paragraph 1 (Definitions) of the License Agreement:

            "`Matrix' -- A writing, substantially in the form of Exhibit A hereto, setting forth the specific Product, marketing period, marketing method, Sears commission, and other specific Program information agreed to by the parties hereto for each Program. Each Matrix shall be signed by both parties, whereupon the Matrix shall be deemed governed by and incorporated into this License Agreement."

      2. The word "Matrix" (or "Matrices") shall be substituted for the word "Rider" (or "Riders") throughout the License Agreement.

      3. Paragraph 3 (Term) of the License Agreement is amended by adding the following after the first sentence:

            "Thereafter, this Agreement shall automatically renew for subsequent one-year periods unless and until either party has terminated this Agreement in accordance with the provisions herein. Unless this Agreement or any Program is terminated by Sears due to a default by Licensee pursuant to Paragraph 35 hereof, Licensee will be entitled to its portion of the revenues received by Sears for a minimum of two (2) annual renewals billed through Sears Charge Card for each Enrollee enrolled pursuant to a Program initiated under this Agreement prior to the effective date of termination. Additional renewals, if any, shall be at Sears's sole discretion and, if agreed to, will be billed through the Enrollee's SearsCharge Card."

      4. Paragraph 40 of the License Agreement is amended to substitute the following for addresses to which notices given to Sears are to be sent:

                  Sears, Roebuck and Co.
                  D/702CDR, E4, 272B
                  3333 Beverly Road
                  Hoffman Estates, IL 60179
                  Attention: General Manager, Clubs and Services

                  with a copy to:

                  Sears, Roebuck and Co.
                  D/702CDR, E4, 259B
                  3333 Beverly Road
                  Hoffman Estates, IL 60179
                  Attention: Vice President, Direct Response

      5. The License Agreement, as heretofore and as herein amended, shall continue in full force and effect according to its terms and is hereby ratified by the parties.

SEARS, ROEBUCK AND CO.                 CARDMEMBER PUBLISHING CORP.


By:  /s/ E. Vachel Pennebaker          By:  /s/ Steven H. Levenhevz
   -------------------------------        --------------------------------------

Name:   E. Vachel Pennebaker           Name:  Steven H. Levenhevz
     -----------------------------          ------------------------------------

Title:    Vice President               Title:    Sr. Vice President and CFO
      ----------------------------           -----------------------------------

          CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

NOVEMBER, 1993 TELEMARKETING                                        PAGE 1 of 2

                             RIDER NUMBER CPC-93-11

        THIS RIDER is made and entered into as of the 7th day of November 1993, by and between SEARS, ROEBUCK AND CO., a New York corporation (hereinafter referred to as "Sears"), and CARDMEMBER PUBLISHING CORPORATION, a DELAWARE corporation (hereinafter referred to as "Licensee").

        Reference is made to the License Agreement, entered into on the 1st day of August, 1990, by and between Sears and Licensee wherein Sears granted Licensee the privilege of conducting and operating various Program(s), as such may have been extended, amended, and otherwise modified (hereinafter referred to as "License Agreement").

        NOW, THEREFORE, in consideration of the mutual covenants provided in the License Agreement and contained herein, the parties hereto agree as follows:

        1. The name of the Program shall be HEALTHTRENDS.

        2. The Product shall be HEALTH SERVICES. A description of the Product is attached hereto and made a part hereof as Exhibit 1.

        3. The Term for this rider shall be for a period beginning on NOVEMBER 7, 1993 and ending at the close of business on NOVEMBER 6, 1996 unless sooner terminated under any provisions of the License Agreement. This Rider pursuant to this Agreement shall be in effect for three (3) years from its effective date to permit Licensee one initial enrollment and two (2) successive annual renewals of members enrolled under this Rider. Thereafter, the Riders may be extended solely at Sears option. All Riders are subject to termination at any time in accordance with the default provisions of the License Agreement.

        4. Approximately ********** outbound phone solicitations will be made, equivalent to ********** beginning on November 7, 1993 and completed December 6, 1993. The telemarketing is to be treated as a ROLLOUT, and Sears Commission will be ********** of Net Sales.

        5. All promotions made to customers under the Program described in this Rider and all response vehicles for mail orders therefore will carry Sears name and the following address:

                HEALTHTRENDS
                P.O. BOX 24843
                OMAHA, NE 68124-0843

        6. The Licensee's mark for this Program is HEALTHTRENDS(sm).

CPC-93-11 CONT'D                                                    PAGE 2 of 2
        7. Said License Agreement is in all other respects fully ratified and confirmed, including any mutual right termination contained therein.

        IN WITNESS WHEREOF, the parties have signed this Rider as of the day and year first written by their proper officers or representatives duly authorized thereunto.

                                        SEARS, ROEBUCK AND CO.


                                        By: /s/ E. V. Pennebaker
                                           ------------------------------
                                           E.V. Pennebaker
                                           Vice President
                                           Circulation & Mktg. Analysis


                                        CARDMEMBER PUBLISHING
                                        CORPORATION


                                        By: /s/ Gary A. Johnson
                                           _______________________________
                                        Title:  President


ATTEST:  (Affix Corporate Seal)


/s/ Thomas St. Denis
_______________________________
Secretary

          CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

DECEMBER, 1993 TELEMARKETING                               PAGE 1 of 2

                             RIDER NUMBER CPC-93-12


        THIS RIDER is made and entered into as of the 7th day of December, 1993, by and between SEARS, ROEBUCK AND CO., a New York corporation (hereinafter referred to as "Sears"), and CARDMEMBER PUBLISHING CORPORATION, a DELAWARE corporation (hereinafter referred to as "Licensee").

        Reference is made to the License Agreement, entered into on the 1st day of August, 1990, by and between Sears and Licensee wherein Sears granted licensee the privilege of conducting and operating various Program(s), as such may have been extended, amended, and otherwise modified (hereinafter referred to as "License Agreement").

        NOW, THEREFORE, in consideration of the mutual covenants provided in the License Agreement and contained herein, the parties hereto agree as follows:

        1. The name of the Program shall be HEALTHTRENDS.

        2. The Product shall be HEALTH SERVICES. A description of the Product is attached hereto and made a part hereof as Exhibit 1.

        3. The Term for this rider shall be for a period beginning on DECEMBER 7, 1993, and ending at the close of business on DECEMBER 6, 1996 unless sooner terminated under any provisions of the License Agreement. This Rider pursuant to this Agreement shall be in effect for three (3) years from its effective date to permit Licensee one initial enrollment and two (2) successive annual renewals of members enrolled under this Rider. Thereafter, the Riders may be extended solely at Sears option. All Riders are subject to termination at any time in accordance with the default provisions of the License Agreement.

        4. Approximately ********** outbound phone solicitations will be made, equivalent to ********** beginning on December 7, 1993 and completed
January 6, 1994. The telemarketing is to be treated as a ROLLOUT, and Sears Commission will be ********** of Net Sales.

        5. All promotions made to customers under the Program described in this Rider and all response vehicles for mail orders therefore will carry Sears name and the following address:

                                 HEALTHTRENDS
                                 P.O. BOX 24843
                                 OMAHA, NE  68124-0843

        6. The Licensee's mark for this Program is HEALTHTRENDS(sm).

CPC-93-12 CONT'D                                                    PAGE 2 of 2


        7. Said License Agreement is in all other respects fully ratified and confirmed, including any mutual right termination contained therein.

        IN WITNESS WHEREOF, the parties have signed this Rider as of the day and year first written by their proper officers or representatives duly authorized thereunto.

                                         SEARS, ROEBUCK AND CO.


                                         By: /s/ E. V. Pennebaker
                                            ---------------------------------
                                            E. V. Pennebaker
                                            Vice President
                                            Circulation & Mktg. Analysis

                                         CARDMEMBER PUBLISHING CORPORATION



                                         By: /s/ Gary A. Johnson
                                            ________________________________
                                            Title:  President

ATTEST:  (Affix Corporate Seal)


/s/  Thomas St. Denis
- -------------------------------
Secretary

          CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

JANUARY, 1994 TELEMARKETING                                         PAGE 1 of 2

                             RIDER NUMBER CPC-94-01

        THIS RIDER is made and entered into as of the 7th day of January, 1994, by and between SEARS, ROEBUCK AND CO., a New York corporation (hereinafter referred to as "Sears"), and CARDMEMBER PUBLISHING CORPORATION, a DELAWARE corporation (hereinafter referred to as "Licensee").

        Reference is made to the License Agreement, entered into on the 1st day of August, 1990, by and between Sears and Licensee wherein Sears granted Licensee the privilege of conducting and operating various Program(s), as such may have been extended, amended, and otherwise modified (hereinafter referred to as "License Agreement").

        NOW, THEREFORE, in consideration of the mutual covenants provided in the License Agreement and contained herein, the parties hereto agree as follows:

        1. The name of the Program shall be HEALTHTRENDS.

        2. The Product shall be HEALTH SERVICES. A description of the Product is attached hereto and made a part hereof as Exhibit 1.

        3. The Term for this rider shall be for a period beginning on JANUARY 7, 1994 and ending at the close of business on JANUARY 6, 1997 unless sooner terminated under any provisions of the License Agreement. This Rider pursuant to this Agreement shall be in effect for three (3) years from its effective date to permit Licensee one initial enrollment and two (2) successive annual renewals of members enrolled under this Rider. Thereafter, the Riders may be extended solely at Sears' option. All Riders are subject to termination at any time in accordance with the default provisions of the License Agreement.

        4. Approximately ********** outbound phone solicitations will be made, equivalent to ********** beginning on January 7, 1994 and completed February 6, 1994. The telemarketing is to be treated as a ROLLOUT, and Sears' Commission will be ********** of Net Sales.

        5. All promotions made to customers under the program described in this Rider and all response vehicles for mail orders therefore will carry Sears name and the following address:

                HEALTHTRENDS
                P.O. BOX 24843
                OMAHA, NE 68124-0843

        6. The Licensee's mark for this Program is HEALTHTRENDS(sm).

CPC-93-12 CONT'D                                                    PAGE 2 OF 2

        7. Said License Agreement is in all other respects fully ratified and confirmed, including any mutual right termination contained therein.

        IN WITNESS WHEREOF, the parties have signed this Rider as of the day and year first written by their proper officers or representatives duly authorized thereunto.

                                        SEARS, ROEBUCK AND CO.


                                        By: /s/ E.V. Pennebaker
                                            __________________________________
                                            E.V. Pennebaker
                                            Vice President
                                            Circulation & Mktg. Analysis


                                        CARDMEMBER PUBLISHING
                                        CORPORATION


                                        By: /s/ Gary A. Johnson
                                            __________________________________
                                            Title:  President


ATTEST:  (Affix Corporate Seal)



/s/ Thomas St. Denis
_______________________________
Secretary

          CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

FEBRUARY, 1994 TELEMARKETING                                        PAGE 1 of 2

                             RIDER NUMBER CPC-94-02

        THIS RIDER is made and entered into as of the 7th day of February, 1994, by and between SEARS, ROEBUCK AND CO., a New York corporation (hereinafter referred to as "Sears"), and CARDMEMBER PUBLISHING CORPORATION, a DELAWARE corporation (hereinafter referred to as "Licensee").

        Reference is made to the License Agreement, entered into on the 1st day of August, 1990, by and between Sears and Licensee wherein Sears granted Licensee the privilege of conducting and operating various Program(s), as such may have been extended, amended, and otherwise modified (hereinafter referred to as "License Agreement").

        NOW, THEREFORE, in consideration of the mutual covenants provided in the License Agreement and contained herein, the parties hereto agree as follows:

        1. The name of the Program shall be HEALTHTRENDS.

        2. The Product shall be HEALTH SERVICES. A description of the Product is attached hereto and made a part hereof as Exhibit 1.

        3. The Term for this rider shall be for a period beginning on FEBRUARY 7, 1994 and ending at the close of business on FEBRUARY 6, 1997 unless sooner terminated under any provisions of the License Agreement. This Rider pursuant to this Agreement shall be in effect for three (3) years from its effective date to permit Licensee one initial enrollment and two (2) successive annual renewals of members enrolled under this Rider. Thereafter, the Riders may be extended solely at Sears' option. All Riders are subject to termination at any time in accordance with the default provisions of the License Agreement.

        4. Approximately ********** outbound phone solicitations will be made, equivalent to ********** beginning on February 7, 1994 and completed March 6, 1994. The telemarketing is to be treated as a ROLLOUT, and Sears' Commission will be ********** of Net Sales.

        5. All promotions made to customers under the Program described in this Rider and all response vehicles for mail orders therefore will carry Sears name and the following address:

                HEALTHTRENDS
                P.O. BOX 24843
                OMAHA, NE 68124-0843

        6. The Licensee's mark for this Program is HEALTHTRENDS(sm).

CPC-94-02 CONT'D                                                    PAGE 2 of 2


        7. Said License Agreement is in all other respects fully ratified and confirmed, including any mutual right termination contained therein.

        IN WITNESS WHEREOF, the parties have signed this Rider as of the day and year first written by their proper officers or representatives duly authorized thereunto.

                                        SEARS, ROEBUCK AND CO.


                                        By: /s/ E.V. Pennebaker
                                           _________________________________
                                           E.V. Pennebaker
                                           Vice President
                                           Circulation & Mktg. Analysis


                                        CARDMEMBER PUBLISHING
                                        CORPORATION


                                        By: /s/ Gary A. Johnson
                                           _________________________________
                                           Title:  President


ATTEST:  (Affix Corporate Seal)


/s/ Thomas St. Denis
__________________________________
Secretary

          CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

MARCH, 1994 TELEMARKETING                                           PAGE 1 OF 2

                             RIDER NUMBER CPC-94-03


        THIS RIDER is made and entered into as of the 29th day of April, 1994, by and between SEARS, ROEBUCK AND CO., a New York corporation (hereinafter referred to as "Sears"), and CARDMEMBER PUBLISHING CORPORATION, a DELAWARE corporation (hereinafter referred to as "Licensee").

        Reference is made to the License Agreement, entered into on the 1st day of August, 1990, by and between Sears and Licensee wherein Sears granted licensee the privilege of conducting and operating various Program(s), as such may have been extended, amended, and otherwise modified (hereinafter referred to as "License Agreement").

        NOW, THEREFORE, in consideration of the mutual covenants provided in the License Agreement and contained herein, the parties hereto agree as follows:

        1.The name of the Program shall be HEALTHTRENDS.

        2.The Produce shall be HEALTH SERVICES. A description of the Product is attached hereto as Exhibit 1.

        3.The Term for this rider shall be for a period beginning on MARCH 7, 1994, and ending at the close of business on MARCH 6, 1997 unless sooner terminated under any provisions of the License Agreement. This Rider pursuant to this Agreement shall be in effect for three (3) years from its effective date to permit Licensee one initial enrollment and two (2) successive annual renewals of members enrolled under this Rider. Thereafter, the Riders may be extended solely at Sears option. All Riders are subject to termination at any time in accordance with the default provisions of this Agreement.

        4.Appriximately ********** outbound phone solicitations will be made, equivalent to ********** beginning on March 7, 1994 and completed April 5, 1994. The telemarketing is to be treated as a ROLLOUT, and Sears Commission will be ********** of Net Sales.

        5.All promotions made to customers under the Program described in this Rider and all response vehicles for mail orders therefore will carry Sears name and the following address:

                                HEALTHTRENDS
                                P.O. BOX 24843

CPC-94-03 CONT'D                                                    PAGE 2 of 2

                                OMAHA, NE 68124-0843

        6.The Licensee's mark for this Program is HEALTHTRENDS sm.

        7.Said License Agreement is in all other respects fully ratified and confirmed, including any mutual rights of termination contained therein.

        IN WITNESS WHEREOF, the parties have signed this Rider as of the day and year first written by their proper officers or representatives duly authorized thereunto.

                                 SEARS, ROEBUCK AND CO.


                                 By: /s/ E.V. Pennebaker
                                    ______________________________________
                                    E.V. Pennebaker
                                    Title:Divisional Vice President & President,
                                    Direct Response


                                   CARDMEMBER PUBLISHING
                                   CORPORATION



                                   By: /s/ Gary A. Johnson
                                      _______________________________________
                                      Title:  President


ATTEST:  (Affix Corporate Seal)



/s/ Thomas St. Denis
- -------------------------------------
Secretary

          CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

APRIL, 1994 TELEMARKETING                                           PAGE 1 of 2

                             RIDER NUMBER CPC-94-04

        THIS RIDER is made and entered into as of the 1st day of June, 1994, by and between SEARS, ROEBUCK AND CO., a New York corporation (hereinafter referred to as "Sears"), and CARDMEMBER PUBLISHING CORPORATION, a DELAWARE corporation (hereinafter referred to as "Licensee").

        Reference is made to the License Agreement, entered into on the 1st day of August, 1990, by and between Sears and Licensee wherein Sears granted Licensee the privilege of conducting and operating various Program(s), as such may have been extended, amended, and otherwise modified (hereinafter referred to as "License Agreement").

        NOW, THEREFORE, in consideration of the mutual covenants provided in the License Agreement and contained herein, the parties hereto agree as follows:

        1. The name of the Program shall be HEALTHTRENDS.

        2. The Product shall be HEALTH SERVICES. A description of the Product is attached hereto and made a part hereof as Exhibit 1.

        3. The Term for this rider shall be for a period beginning on APRIL 6, 1994 and ending at the close of business on APRIL 5, 1997 unless sooner terminated under any provisions of the License Agreement. This Rider pursuant to this Agreement shall be in effect for three (3) years from its effective date to permit Licensee one initial enrollment and two (2) successive annual renewals of members enrolled under this Rider. Thereafter, the Riders may be extended solely at Sears' option. All Riders are subject to termination at any time in accordance with the default provisions of this Agreement.

        4. Approximately ********** outbound phone solicitations will be made, equivalent to ********** beginning on April 6, 1994 and completed May 6, 1994. The telemarketing is to be treated as a ROLLOUT, and Sears' Commission will be ********** of Net Sales.

        5. All promotions made to customers under the Program described in this Rider and all response vehicles for mail orders therefore will carry Sears' name and the following address:

                HEALTHTRENDS
                P.O. BOX 24843
                OMAHA, NE 68124-0843

        6. The Licensee's mark for this Program is HEALTHTRENDS(sm).

CPC-94-04 CONT'D                                                     PAGE 2 of 2


        7. Said License Agreement is in all other respects fully ratified and confirmed, including any mutual right termination contained therein.

        IN WITNESS WHEREOF, the parties have signed this Rider as of the day and year first written by their proper officers or representatives duly authorized thereunto.

                                        SEARS, ROEBUCK AND CO.


                                      By: /s/ E.V. Pennebaker
                                         ___________________________________
                                         E.V. Pennebaker
                                         Divisional Vice President & President
                                         Direct Response


                                        CARDMEMBER PUBLISHING
                                        CORPORATION


                                       By: /s/ Gary A. Johnson
                                          ___________________________________
                                          Title:  President


ATTEST:  (Affix Corporate Seal)


/s/ Thomas St. Denis
_____________________________________
Secretary

          CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

MAY, 1994 TELEMARKETING                                             PAGE 1 of 2

                             RIDER NUMBER CPC-94-05

        THIS RIDER is made and entered into as of the 6th day of July, 1994, by and between SEARS, ROEBUCK AND CO., a New York corporation (hereinafter referred to as "Sears"), and CARDMEMBER PUBLISHING CORPORATION, a DELAWARE corporation (hereinafter referred to as "Licensee").

        Reference is made to the License Agreement, entered into on the 1st day of August, 1990, by and between Sears and Licensee wherein Sears granted Licensee the privilege of conducting and operating various Program(s), as such may have been extended, amended, and otherwise modified (hereinafter referred to as "License Agreement").

        NOW, THEREFORE, in consideration of the mutual covenants provided in the License Agreement and contained herein, the parties hereto agree as follows:

        1. The name of the Program shall be HEALTHTRENDS.

        2. The Product shall be HEALTH SERVICES. A description of the Product is attached hereto and made a part hereof as Exhibit 1.

        3. The Term for this rider shall be for a period beginning on MAY 7, 1994 and ending at the close of business on MAY 6, 1997 unless sooner terminated under any provisions of the License Agreement. This Rider pursuant to this Agreement shall be in effect for three (3) years from its effective date to permit Licensee one initial enrollment and two (2) successive annual renewals of members enrolled under this Rider. Thereafter, the Riders may be extended solely at Sears' option. All Riders are subject to termination at any time in accordance with the default provisions of the License Agreement.

        4. Approximately ********** outbound phone solicitations will be made, equivalent to ********** beginning on May 7, 1994 and completed June 5, 1994. The telemarketing is to be treated as a ROLLOUT, and Sears' Commission will be ********** of Net Sales.

        5. All promotions made to customers under the program described in this Rider and all response vehicles for mail orders therefore will carry Sears name and the following address:

                HEALTHTRENDS
                P.O. BOX 24843
                OMAHA, NE 68124-0843

        6.      The Licensee's mark for this Program is HEALTHTRENDS (sm).

CPC-94-05 CONT'D                                                     PAGE 2 of 2

        7. Said License Agreement is in all other respects fully ratified and confirmed, including any mutual right termination contained therein.

        IN WITNESS WHEREOF, the parties have signed this Rider as of the day and year first written by their proper officers or representatives duly authorized thereunto.

                                        SEARS, ROEBUCK AND CO.


                                        By: /s/ E.V. Pennebaker
                                           ________________________________
                                           E.V. Pennebaker
                                           Title:  Divisional Vice President &
                                           President, Direct Response

                                        CARDMEMBER PUBLISHING
                                        CORPORATION


                                        By: /s/ Gary A. Johnson
                                           ________________________________
                                           Title:  President


ATTEST:  (Affix Corporate Seal)


/s/ Steven H. Levenherz
___________________________________
Assistant Secretary

          CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

JUNE, 1994 TELEMARKETING                                            PAGE 1 of 2

                             RIDER NUMBER CPC-94-06

        THIS RIDER is made and entered into as of the 26th day of July, 1994, by and between SEARS, ROEBUCK AND CO., a New York corporation (hereinafter referred to as "Sears"), and CARDMEMBER PUBLISHING CORPORATION, a DELAWARE corporation (hereinafter referred to as "Licensee").

        Reference is made to the License Agreement, entered into on the 1st day of August, 1990, by and between Sears and Licensee wherein Sears granted Licensee the privilege of conducting and operating various Program(s), as such may have been extended, amended, and otherwise modified (hereinafter referred to as "License Agreement").

        NOW, THEREFORE, in consideration of the mutual covenants provided in the License Agreement and contained herein, the parties hereto agree as follows:

        1. The name of the Program shall be HEALTHTRENDS.

        2. The Product shall be HEALTH SERVICES. A description of the Product is attached hereto and made a part hereof as Exhibit 1.

        3. The Term for this rider shall be for a period beginning on JUNE 6, 1994 and ending at the close of business on JUNE 5, 1997 unless sooner terminated under any provisions of the License Agreement. This Rider pursuant to this Agreement shall be in effect for three (3) years from its effective date to permit Licensee one initial enrollment and two (2) successive annual renewals of members enrolled under this Rider. Thereafter, the Riders may be extended solely at Sears' option. All Riders are subject to termination at any time in accordance with the default provisions of the License Agreement.

        4. Approximately ********** outbound phone solicitations will be made, equivalent to ********** beginning on June 6, 1994 and completed July 6, 1994. The telemarketing is to be treated as a ROLLOUT, and Sears' Commission will be ********** of Net Sales.

        5. All promotions made to customers under the program described in this Rider and all response vehicles for mail orders therefore will carry Sears name and the following address:

                HEALTHTRENDS
                P.O. BOX 24843
                OMAHA, NE 68124-0843

        6. The Licensee's mark for this Program is HEALTHTRENDS(sm).

CPC-94-06 CONT'D                                                    PAGE 2 of 2

        7. Said License Agreement is in all other respects fully ratified and confirmed, including any mutual right termination contained therein.

        IN WITNESS WHEREOF, the parties have signed this Rider as of the day and year first written by their proper officers or representatives duly authorized thereunto.

                                        SEARS, ROEBUCK AND CO.


                                        By: /s/ E.V. Pennebaker
                                           _________________________________
                                           E.V. Pennebaker
                                           Title:  Divisional Vice President &
                                           President, Direct Response

                                        CARDMEMBER PUBLISHING
                                        CORPORATION


                                        By: /s/ Gary A. Johnson
                                           _________________________________
                                           Title:  President


ATTEST:  (Affix Corporate Seal)


/s/ Steven H. Levenherz
___________________________________
Assistant Secretary

          CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

JULY, 1994 TELEMARKETING                                            PAGE 1 of 2

                             RIDER NUMBER CPC-94-07

        THIS RIDER is made and entered into as of the 29th day of September, 1994, by and between SEARS, ROEBUCK AND CO., a New York corporation (hereinafter referred to as "Sears"), and CARDMEMBER PUBLISHING CORPORATION, a DELAWARE corporation (hereinafter referred to as "Licensee").

        Reference is made to the License Agreement, entered into on the 1st day of August, 1990, by and between Sears and Licensee wherein Sears granted Licensee the privilege of conducting and operating various Program(s), as such may have been extended, amended, and otherwise modified (hereinafter referred to as "License Agreement").

        NOW, THEREFORE, in consideration of the mutual covenants provided in the License Agreement and contained herein, the parties hereto agree as follows:

        1. The name of the Program shall be HEALTHTRENDS.

        2. The Product shall be HEALTH SERVICES. A description of the Product is attached hereto and made a part hereof as Exhibit 1.

        3. The Term for this rider shall be for a period beginning on JULY 7, 1994 and ending at the close of business on JULY 6, 1997 unless sooner terminated under any provisions of the License Agreement. This Rider pursuant to this Agreement shall be in effect for three (3) years from its effective date to permit Licensee one initial enrollment and two (2) successive annual renewals of members enrolled under this Rider. Thereafter, the Riders may be extended solely at Sears' option. All Riders are subject to termination at any time in accordance with the default provisions of the License Agreement.

        4. Approximately ********** outbound phone solicitations will be made, equivalent to ********** beginning on July 7, 1994 and completed August 7, 1994. The telemarketing is to be treated as a ROLLOUT, and Sears' Commission will be ********** of Net Sales.

        5. All promotions made to customers under the program described in this Rider and all response vehicles for mail orders therefore will carry Sears name and the following address:

                HEALTHTRENDS
                P.O. BOX 24843
                OMAHA, NE 68124-0843

        6. The Licensee's mark for this Program is HEALTHTRENDS(sm).

CPC-94-07 CONT'D                                                    PAGE 2 of 2


        7. Said License Agreement is in all other respects fully ratified and confirmed, including any mutual right termination contained therein.

        IN WITNESS WHEREOF, the parties have signed this Rider as of the day and year first written by their proper officers or representatives duly authorized thereunto.

                                        SEARS, ROEBUCK AND CO.


                                        By: /s/ E.V. Pennebaker
                                           _______________________________
                                           E.V. Pennebaker
                                           Title:  Divisional Vice President &
                                           President, Direct Response

                                        CARDMEMBER PUBLISHING
                                        CORPORATION


                                        By: /s/ Gary A. Johnson
                                           _______________________________
                                           Title:  President


ATTEST:  (Affix Corporate Seal)


/s/  Steven H. Levenherz
_______________________________
Assistant Secretary

          CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

AUGUST, 1994 TELEMARKETING                                          PAGE 1 of 2

                             RIDER NUMBER CPC-94-08

        THIS RIDER is made and entered into as of the 29th day of September, 1994, by and between SEARS, ROEBUCK AND CO., a New York corporation (hereinafter referred to as "Sears"), and CARDMEMBER PUBLISHING CORPORATION, a DELAWARE corporation (hereinafter referred to as "Licensee").

        Reference is made to the License Agreement, entered into on the 1st day of August, 1990, by and between Sears and Licensee wherein Sears granted Licensee the privilege of conducting and operating various Program(s), as such may have been extended, amended, and otherwise modified (hereinafter referred to as "License Agreement").

        NOW, THEREFORE, in consideration of the mutual covenants provided in the License Agreement and contained herein, the parties hereto agree as follows:

        1. The name of the Program shall be HEALTHTRENDS.

        2. The Product shall be HEALTH SERVICES. A description of the Product is attached hereto and made a part hereof as Exhibit 1.

        3. The Term for this rider shall be for a period beginning on AUGUST 8, 1994 and ending at the close of business on AUGUST 7, 1997 unless sooner terminated under any provisions of the License Agreement. This Rider pursuant to this Agreement shall be in effect for three (3) years from its effective date to permit Licensee one initial enrollment and two (2) successive annual renewals of members enrolled under this Rider. Thereafter, the Riders may be extended solely at Sears option. All Riders are subject to termination at any time in accordance with the default provisions of the License Agreement.

        4. Approximately ********** outbound phone solicitations will be made, equivalent to ********** beginning on August 8,1994 and completed September 6, 1994. The telemarketing is to be treated as a ROLLOUT, and Sears Commission will be ********** of Net Sales.

        5. All promotions made to customers under the program described in this Rider and all response vehicles for mail orders therefore will carry Sears name and the following address:

                HEALTHTRENDS
                P.O. BOX 24843
                OMAHA, NE 68124-0843

        6. The Licensee's mark for this Program is HEALTHTRENDS(sm).

CPC-94-08 CONT'D                                                    PAGE 2 of 2


        7. Said License Agreement is in all other respects fully ratified and confirmed, including any mutual rights of termination contained therein.

        IN WITNESS WHEREOF, the parties have signed this Rider as of the day and year first written by their proper officers or representatives duly authorized thereunto.

                                        SEARS, ROEBUCK AND CO.


                                        By: /s/ E.V. Pennebaker
                                            __________________________________
                                            E.V. Pennebaker
                                            Title:  Divisional Vice President &
                                            President, Direct Response

                                        CARDMEMBER PUBLISHING
                                        CORPORATION


                                        By: /s/ Gary A. Johnson
                                            __________________________________
                                            Title:  President


ATTEST:  (Affix Corporate Seal)


/s/ Steven H. Levenherz
_____________________________________
Assistant Secretary

          CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

SEPTEMBER, 1994 TELEMARKETING                                       PAGE 1 of 2

                             RIDER NUMBER CPC-94-09

        THIS RIDER is made and entered into as of the 9th day of January, 1995, by and between SEARS, ROEBUCK AND CO., a New York corporation (hereinafter referred to as "Sears"), and CARDMEMBER PUBLISHING CORPORATION, a DELAWARE corporation (hereinafter referred to as "Licensee").

        Reference is made to the License Agreement, entered into on the 1st day of August, 1990, by and between Sears and Licensee wherein Sears granted Licensee the privilege of conducting and operating various Program(s), as such may have been extended, amended, and otherwise modified (hereinafter referred to as "License Agreement").

        NOW, THEREFORE, in consideration of the mutual covenants provided in the License Agreement and contained herein, the parties hereto agree as follows:

        1. The name of the Program shall be HEALTHTRENDS.

        2. The Product shall be HEALTH SERVICES. A description of the Product is attached hereto and made a part hereof as Exhibit 1.

        3. The Term for this rider shall be for a period beginning on September 7, 1994 and ending at the close of business on September 6, 1997 unless sooner terminated under any provisions of the License Agreement. This Rider pursuant to this Agreement shall be in effect for three (3) years from its effective date to permit Licensee one initial enrollment and two (2) successive annual renewals of members enrolled under this Rider. Thereafter, the Riders may be extended solely at Sears option. All Riders are subject to termination at any time in accordance with the default provisions of the License Agreement.

        4. Approximately ********** outbound phone solicitations will be made, equivalent to ********** beginning on September 7, 1994 and completed October 6, 1994. The telemarketing is to be treated as a ROLLOUT, and Sears Commission will be ********** of Net Sales.

        5. All promotions made to customers under the program described in this Rider and all response vehicles for mail orders therefore will carry Sears name and the following address:

                HEALTHTRENDS
                P.O. BOX 24843
                OMAHA, NE 68124-0843

        6.      The Licensee's mark for this Program is HEALTHTRENDS(sm).

CPC-94-09 CONT'D                                                    PAGE 2 of 2


        7. Said License Agreement is in all other respects fully ratified and confirmed, including any mutual rights of termination contained therein.

        IN WITNESS WHEREOF, the parties have signed this Rider as of the day and year first written by their proper officers or representatives duly authorized thereunto.

                                       SEARS, ROEBUCK AND CO.


                                       By: /s/ E.V. Pennebaker
                                           _________________________________
                                           E.V. Pennebaker
                                           Title:  Divisional Vice President &
                                           President, Direct Response

                                       CARDMEMBER PUBLISHING
                                       CORPORATION


                                       By: /s/ Gary A. Johnson
                                           _________________________________
                                           Title:  President


ATTEST:  (Affix Corporate Seal)


/s/ Steven H. Levenherz
___________________________________
Assistant Secretary

          CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

OCTOBER, 1994 TELEMARKETING                                          PAGE 1 of 2

                             RIDER NUMBER CPC-94-10

        THIS RIDER is made and entered into as of the 9th day of January, 1995, by and between SEARS, ROEBUCK AND CO., a New York corporation (hereinafter referred to as "Sears"), and CARDMEMBER PUBLISHING CORPORATION, a DELAWARE corporation (hereinafter referred to as "Licensee").

        Reference is made to the License Agreement, entered into on the 1st day of August, 1990, by and between Sears and Licensee wherein Sears granted Licensee the privilege of conducting and operating various Program(s), as such may have been extended, amended, and otherwise modified (hereinafter referred to as "License Agreement").

        NOW, THEREFORE, in consideration of the mutual covenants provided in the License Agreement and contained herein, the parties hereto agree as follows:

        1. The name of the Program shall be HEALTHTRENDS.

        2. The Product shall be HEALTH SERVICES. A description of the Product is attached hereto and made a part hereof as Exhibit 1.

        3. The Term for this rider shall be for a period beginning on October 7, 1994 and ending at the close of business on October 6, 1997 unless sooner terminated under any provisions of the License Agreement. This Rider pursuant to this Agreement shall be in effect for three (3) years from its effective date to permit Licensee one initial enrollment and two (2) successive annual renewals of members enrolled under this Rider. Thereafter, the Riders may be extended solely at Sears option. All Riders are subject to termination at any time in accordance with the default provisions of the License Agreement.

        4. Approximately ********** outbound phone solicitations will be made, equivalent to ********** beginning on October 7, 1994 and completed November 6, 1994. The telemarketing is to be treated as a ROLLOUT, and Sears Commission will be ********** of Net Sales.

        5. All promotions made to customers under the program described in this Rider and all response vehicles for mail orders therefore will carry Sears name and the following address:

                HEALTHTRENDS
                P.O. BOX 24843
                OMAHA, NE 68124-0843

        6. The Licensee's mark for this Program is HEALTHTRENDS(sm).

CPC-94-10 CONT'D                                                    PAGE 2 of 2


        7. Said License Agreement is in all other respects fully ratified and confirmed, including any mutual rights of termination contained therein.

        IN WITNESS WHEREOF, the parties have signed this Rider as of the day and year first written by their proper officers or representatives duly authorized thereunto.

                                        SEARS, ROEBUCK AND CO.


                                        By: /s/ E.V. Pennebaker
                                           ________________________________
                                            E.V. Pennebaker
                                            Title:  Divisional Vice President &
                                            President, Direct Response

                                        CARDMEMBER PUBLISHING
                                        CORPORATION


                                        By: /s/ Gary A. Johnson
                                           ________________________________
                                            Title:  President


ATTEST:  (Affix Corporate Seal)


/s/ Steven H. Levenherz
___________________________________
Assistant Secretary

          CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

NOVEMBER, 1994 TELEMARKETING                                        PAGE 1 of 2

                             RIDER NUMBER CPC-94-11

        THIS RIDER is made and entered into as of the 4th day of January, 1995, by and between SEARS, ROEBUCK AND CO., a New York corporation (hereinafter referred to as "Sears"), and CARDMEMBER PUBLISHING CORPORATION, a DELAWARE corporation (hereinafter referred to as "Licensee").

        Reference is made to the License Agreement, entered into on the 1st day of August, 1990, by and between Sears and Licensee wherein Sears granted Licensee the privilege of conducting and operating various Program(s), as such may have been extended, amended, and otherwise modified (hereinafter referred to as "License Agreement").

        NOW, THEREFORE, in consideration of the mutual covenants provided in the License Agreement and contained herein, the parties hereto agree as follows:

        1. The name of the Program shall be HEALTHTRENDS.

        2. The Product shall be HEALTH SERVICES. A description of the Product is attached hereto and made a part hereof as Exhibit 1.

        3. The Term for this rider shall be for a period beginning on November 7, 1994 and ending at the close of business on November 6, 1997 unless sooner terminated under any provisions of the License Agreement. This Rider pursuant to this Agreement shall be in effect for three (3) years from its effective date to permit Licensee one initial enrollment and two (2) successive annual renewals of members enrolled under this Rider. Thereafter, the Riders may be extended solely at Sears option. All Riders are subject to termination at any time in accordance with the default provisions of the License Agreement.

        4. Approximately ********** outbound phone solicitations will be made, equivalent to ********** beginning on November 7, 1994 and completed December 7, 1994. The telemarketing is to be treated as a ROLLOUT, and Sears Commission will be ********** of Net Sales.

        5. All promotions made to customers under the program described in this Rider and all response vehicles for mail orders therefore will carry Sears name and the following address:

                HEALTHTRENDS
                P.O. BOX 24843
                OMAHA, NE 68124-0843

        6. The Licensee's mark for this Program is HEALTHTRENDS (sm).

CPC-94-11 CONT'D                                                    PAGE 2 of 2


        7. Said License Agreement is in all other respects fully ratified and confirmed, including any mutual rights of termination contained therein.

        IN WITNESS WHEREOF, the parties have signed this Rider as of the day and year first written by their proper officers or representatives duly authorized thereunto.

                                     SEARS, ROEBUCK AND CO.


                                     By: /s/ E.V. Pennebaker
                                        _________________________________
                                         E.V. Pennebaker
                                         Title:  Divisional Vice President &
                                         President, Direct Response

                                      CARDMEMBER PUBLISHING
                                      CORPORATION


                                      By: /s/ Gary A. Johnson
                                         _________________________________
                                          Title:  President


ATTEST:  (Affix Corporate Seal)


/s/  Steven H. Levenherz
____________________________________
Assistant Secretary